Exhibit 10.23


                               AMENDMENT
                                  TO
                            LOAN AGREEMENT

     THIS AMENDMENT TO LOAN AGREEMENT ("Amendment") is made as of November 30, 2001 (the "Effective Date") by and between SHONEY'S PROPERTIES GROUP 3, LLC, a Delaware limited liability company ("Debtor"), and LASALLE BANK NATIONAL ASSOCIATION, as Indenture Trustee, pursuant to that certain Indenture dated as of November 1, 2000 ("Trustee").

                        PRELIMINARY STATEMENT

     Debtor and GE Capital Franchise Finance Corporation, a Delaware corporation, successor by merger to FFCA Acquisition Corporation ("FFC"), entered into that certain Loan Agreement dated as of September 6, 2000 (the "Loan Agreement").

     The Loan Agreement provided for FFC to provide the Loans to Debtor for the Premises, with each Loan to be evidenced by a Note and secured by a first priority security interest in the corresponding Premises pursuant to a Mortgage.

     FFC has sold, conveyed, transferred and assigned its right, title and interest in and to the Loan Agreement and all other Loan Documents to Trustee pursuant to that Loan Purchase Agreement dated November 1, 2000.

     This Amendment to Loan Agreement is being executed and delivered by Debtor and Trustee pursuant to that Substitution Agreement of even date herewith made by Debtor and Trustee, among others (the "Substitution Agreement"). The Substitution Agreement provides for the release of the real property described on attached Exhibit A (the "Replaced Premises") from, and the subjection of the real property described on attached Exhibit B (the "Substitute Premises") to, the provisions of the Loan Agreement and all of the Loan Documents (the "Substitution"), pursuant to Section 13.A.(i) of the Loan Agreement. For purposes of this Amendment, capitalized terms used and not otherwise defined herein shall have the meaning ascribed to such terms as are contained in the Substitution Agreement and the Loan Agreement.

                              AGREEMENT

     In consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Loan Agreement as follows:

     1. DEFINITIONS. All references to the Loan Agreement and the Loan Documents referring to "FFCA", or any other definitions in the Loan Agreement containing the term "FFCA" in all or part of its defined term, such as "FFCA Entities", "FFCA Payments", etc., shall be amended to mean and refer to "FFC" which means GE Capital Franchise Finance Corporation, a Delaware corporation, and successor by merger to both FFCA Acquisition Corporation and FFCA Funding Corporation.



     2. SUBSTITUTION.

     (i) Pursuant to Section 13.B of the Loan Agreement, on and after the Effective Date: the Substitute Premises shall be deemed, and is hereby, added to and substituted for the Replaced Premises for all purposes of the Loan Agreement as if originally included therein; the Loan Amount for the Substitute Premises shall be the same as for the Replaced Premises for all purposes of the Loan Agreement; the Substitute Premises shall be included within the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Loan Agreement and the Master Lease; the "Transaction Documents", as that term is defined in the Substitution Agreement, shall be included within the meaning of the term "Loan Documents" as defined and used in the Loan Agreement and other Loan Documents; the Substitute Premises shall be included within the definition of "Premises" as that term is defined and used in the Loan Agreement and shall secure the same Obligations (as defined in the Mortgages) as were secured by the Replaced Premises; and other defined terms in the Loan Agreement and other Loan Documents shall be deemed modified to include the corresponding information for the Substitute Premises, as appropriate.

     (ii) Exhibit A to the Loan Agreement is hereby modified to include the address and FFC File Number for the Substitute Premises as set forth on Exhibit C to this Amendment.

     3. DELETION; CONTINUING OBLIGATIONS.

     (i) Pursuant to Section 13.B of the Loan Agreement, on and after the Effective Date: the Replaced Premises shall be deemed, and is hereby, deleted and removed as one of the Premises for all purposes of the Loan Agreement; the Replaced Premises shall be excluded from the Aggregate Fixed Charge Coverage Ratio requirement set forth in the Loan Agreement and the Master Lease; the Replaced Premises shall be excluded from the definition of "Premises" as that term is defined and used in the Loan Agreement and other Loan Documents; and other defined terms in the Loan Agreement and other Loan documents shall be deemed modified to exclude the corresponding information for the Replaced Premises, as appropriate.

     (ii) Exhibit A to the Loan Agreement is hereby modified to delete the address and FFC File Number for the Replaced Premises.

     (iii) Notwithstanding the deletion and removal of the Replaced Premises from the Loan Agreement, this Amendment and such deletion and removal shall not surrender, relinquish, discharge or release and shall not be interpreted or construed as modifying, amending, terminating, limiting or affecting in any manner Debtor's obligations and liabilities to Trustee and the FFC Entities which have accrued or arisen under the Loan Agreement with respect to the Replaced Premises prior to the Effective Date of this Amendment, including, without limitation, the following (the "Debtor's Continuing Obligations"):

          (a) the indemnification and hold harmless obligations of Debtor to the Indemnified Parties, including, without limitation, Trustee, set forth in the Loan Agreement, including, without limitation, the provisions of Section 12 thereof;


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          (b) Debtor's obligations and liabilities arising under the Loan Agreement which have accrued as to the Replaced Premises prior to the Effective Date; and

          (c) the provisions of the Loan Agreement which the Loan Agreement provides shall survive the expiration or termination thereof.

Debtor shall be obligated to pay and perform all of the Debtor's Continuing Obligations in accordance with the corresponding terms and provisions of the Loan Agreement.

     4. NO FURTHER AMENDMENTS. Except as specifically modified, amended or changed herein in connection with the Substitution, all terms and provisions of the Loan Agreement shall remain in full force and effect, unchanged and unmodified. Without limiting the generality of the foregoing, the representations, warranties and covenants of Debtor made in the Loan Agreement are hereby restated and affirmed.

     5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original.

     6. EXHIBIT. The exhibits attached hereto are incorporated herein by this reference as though fully set forth herein.








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     IN WITNESS WHEREOF Debtor and Trustee have executed this Amendment as of the date first above written.

                     LASALLE BANK NATIONAL ASSOCIATION, as
                     Indenture Trustee, pursuant to that certain Indenture dated as of November 1, 2000

                     By: GE Capital Franchise Finance Corporation, successor
                         by merger to Franchise Finance Corporation of America, as Attorney-in-Fact and Master Servicer pursuant to that certain Servicing Agreement dated as of November 1, 2000


                     By  /s/ Andrew G. Kent
                         --------------------------------------------------
                         Andrew G. Kent
                         Senior Vice President, Associate General Counsel and Assistant Secretary


                     SHONEY'S PROPERTIES GROUP 3, LLC, a
                     Delaware limited liability company

                     By: Shoney's, Inc., a Tennessee corporation, its managing member


                     By  /s/ Donna M. Adams
                         -------------------------------------------------
                     Printed Name  Donna M. Adams
                                  ----------------------------------------
                     Its  Vice President - Tax
                          ------------------------------------------------





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STATE OF ARIZONA    )
                    ) SS.
COUNTY OF MARICOPA  )

     The foregoing instrument was acknowledged before me on November 27, 2001 by Andrew G. Kent, Senior Vice President, Associate General Counsel and Assistant Secretary of GE Capital Franchise Finance Corporation, successor by merger to Franchise Finance Corporation of America, as Attorney-In-Fact and Master Servicer pursuant to that certain Servicing Agreement dated as of November 1, 2000, for and on behalf of LaSalle Bank National Association, as Indenture Trustee pursuant to that certain Indenture dated as of November 1, 2000, on behalf of the corporation.


                                           /s/ Michelle Underwood
                                           ---------------------------------
                                           Notary Public
My Commission Expires:

8/31/04
----------------------



STATE OF TENNESSEE  )
                    ) SS.
COUNTY OF DAVIDSON  )

     The foregoing instrument was acknowledged before me on November 21, 2001 by Donna M. Adams, Vice President - Tax of Shoney's, Inc., a Tennessee corporation, managing member of Shoney's Properties Group 3, LLC, a Delaware limited liability company, on behalf of the corporation and limited liability company.


                                           /s/ Monica A. Carlson
                                           ---------------------------------
                                           Notary Public
My Commission Expires:

Jan. 25, 2003
----------------------






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EXHIBIT A - LEGAL DESCRIPTION OF THE REPLACED PREMISES

EXHIBIT B - LEGAL DESCRIPTION OF SUBSTITUTE PREMISES

EXHIBIT C - ADDRESS AND FFC FILE NUMBER FOR SUBSTITUTE PREMISES

Omitted due to immateriality.